Exhibit 10.1

SECOND AMENDMENT TO AMENDED AND RESTATED

FINANCING AND SECURITY AGREEMENT

This SECOND AMENDMENT AMENDED AND RESTATED FINANCING AND SECURITY AGREEMENT (this “Agreement”) is made as of July 1, 2009, by and among (a) OPTELECOM-NKF, INC., a corporation organized under the laws of the State of Delaware (the “U.S. Borrower”); (b) OPTELECOM-NKF HOLDING, B.V., a private company with limited liability organized and existing under the laws of The Netherlands (the “Dutch Borrower”)(the U.S. Borrower and the Dutch Borrower each being sometimes called a “Borrower” and both of them being collectively called the “Borrowers”); (c) OPTELECOM-NKF,  B.V., a private company with limited liability organized and existing under the laws of The Netherlands (“NKF”); (d) OPTELECOM-NKF S.L., a private company with limited liability organized and existing under the laws of Spain (the “Spanish Subsidiary”); (e) OPTELECOM UK LIMITED, a company organized and existing under the laws of England and Wales; and (f) OPTELECOM-NKF LIMITED, a company organized and existing under the laws of England and Wales (each a “U.K. Subsidiary” and collectively, the “U.K. Subsidiaries”)(the U.S. Borrower, the Dutch Borrower, the U.K. Subsidiaries, the Spanish Subsidiary and each Additional Obligor (hereinafter defined) being each sometimes call an “Obligor” and all of them collectively, the “Obligors”); and MANUFACTURERS AND TRADERS TRUST COMPANY, a New York State banking corporation (the “Lender”).

Witnesseth:

On June 25, 2008, the Obligors and the Lender executed and delivered a certain Financing and Security Agreement (the “Original Financing Agreement”).  The Original Financing Agreement was amended pursuant to a First Amendment to Amendment Amended and Restated Financing and Security Agreement (the “First Amendment”) dated March 31, 2009, by and among the Obligors and the Bank.  The Original Financing Agreement as amended pursuant to the First Amendment is hereinafter called the “Financing Agreement.”  The Obligors and the Lender have agreed to amend certain provisions of the Financing Agreement subject to and in accordance with this Amendment.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Lender and the Obligors agree as follows:

1.          Recitals.  The Lender and the Obligors acknowledge that the above recitals to this Amendment are true and correct, and agree that the same are incorporated by reference into the body of this Amendment.  Unless otherwise specifically defined herein, all terms defined by the provisions of the Financing Agreement shall have the same meanings ascribed to such terms by the provisions of the Financing Agreement when used herein.

2.          Amendments to Financing Agreement.

2.1.     The Financing Agreement is hereby amended by deleting the term “Dollar LIBOR Rate” appearing in Section 1.1 of the Financing Agreement in its entirety and by substituting the following in lieu thereof:

““Dollar LIBOR Rate” means (a) from June 28, 2008, to and including June 30, 2009, for any Dollar Interest Period with respect to any Dollar LIBOR Loan, the interest rate per annum (rounded up, if necessary, to the nearest 1/16 of 1%) equal to the per annum rate of interest at which deposits in Dollars are obtained by dividing (i) the rate fixed by the British Bankers Association for Dollar deposits in the London Interbank Eurodollar Market at approximately 11:00 a.m.  (London time) (or as soon thereafter as practicable), two Business Days before the first day of the applicable Dollar Interest Period, in an amount equal to the aggregate principal amount outstanding on the first day of the Dollar Interest Period, as determined by the Lender from any broker, quoting service or commonly available source utilized by the Lender, by (ii) a percentage equal to 100% minus the stated maximum rate of all reserves required to be maintained against “Eurocurrency Liabilities” as specified in Regulation D (or against any other category of liabilities which includes deposits by reference to which the interest rate on Dollar LIBOR Loans is determined or any category of extension of credit or other assets which includes loans by a non-United States’ office of a bank to United States residents) to any member bank of the Federal Reserve System; and (b) from July 1, 2009, and thereafter, the greater of one percent (1%) or for any Dollar Interest Period with respect to any Dollar LIBOR Loan, the interest rate per annum (rounded up, if necessary, to the nearest 1/16 of 1%) equal to the per annum rate of interest at which deposits in Dollars are obtained by dividing (i) the rate fixed by the British Bankers Association for Dollar deposits in the London Interbank Eurodollar Market at approximately 11:00 a.m.  (London time) (or as soon thereafter as practicable), two Business Days before the first day of the applicable Dollar Interest Period, in an amount equal to the aggregate principal amount outstanding on the first day of the Dollar Interest Period, as determined by the Lender from any broker, quoting service or commonly available source utilized by the Lender, by (ii) a percentage equal to 100% minus the stated maximum rate of all reserves required to be maintained against “Eurocurrency Liabilities” as specified in Regulation D (or against any other category of liabilities which includes deposits by reference to which the interest rate on Dollar LIBOR Loans is determined or any category of extension of credit or other assets which includes loans by a non-United States’ office of a bank to United States residents) to any member bank of the Federal Reserve System.”

2.2.     The Financing Agreement is hereby amended by deleting the term “Euro LIBOR” appearing in Section 1.1 of the Financing Agreement in its entirety and by substituting the following in lieu thereof:

““Euro LIBOR” means (a) from June 28, 2008, to and including June 30, 2009, for any Euro Interest Period with respect to any Euro LIBOR Loan, the rate per annum (rounded upward, if necessary, to the nearest next 1/100 of 1%) equal to the daily London Interbank Offered Rate for Euro deposits for a term comparable to the applicable Euro

Interest Period as determined by the Lender (taking into account any reserves applicable to the Lender for Euro LIBOR Loans) at or about 11:00 A.M. (London time) two Business Days prior to the first Business Day of the Euro Interest Period; and (b) from July 1, 2009, and thereafter, the greater of one percent (1%) or for any Euro Interest Period with respect to any Euro LIBOR Loan, the rate per annum (rounded upward, if necessary, to the nearest next 1/100 of 1%) equal to the daily London Interbank Offered Rate for Euro deposits for a term comparable to the applicable Euro Interest Period as determined by the Lender (taking into account any reserves applicable to the Lender for Euro LIBOR Loans) at or about 11:00 A.M. (London time) two Business Days prior to the first Business Day of the Euro Interest Period.”

2.3.     The Financing Agreement is hereby amended by deleting the term “Dutch Revolving Credit Expiration Date” appearing in Section 1.1 of the Financing Agreement in its entirety and by substituting the following in lieu thereof:

““Dutch Revolving Credit Expiration Date” means December 3l, 2009.”

2.4.     The Financing Agreement is hereby amended by adding the following term (in alphabetical order) to Section 1.1 of the Financing Agreement:

““Eligible Foreign Receivables” means all Receivables that qualify as Eligible U.S. Receivables, except the Account Debtor is incorporated or primarily conducting business or otherwise located in any jurisdiction outside of the United States or Canada, and such Receivables are insured under the applicable Obligor’s receivables insurance policy acceptable to the Lender, the proceeds of which have been assigned to the Lender pursuant to an assignment acknowledged by the insurer.”

2.5.     The Financing Agreement is hereby amended by deleting the definition of the terms “Eligible U.S. Receivable” and “Eligible U.S. Receivables” appearing in Section 1.1 of the Financing Agreement in their entirety and by substituting the following in lieu thereof:

““Eligible U.S. Receivable” means each Eligible Receivable of the U.S. Borrower, and “Eligible U.S. Receivables” means all Eligible Receivables of the U.S. Borrower.”

2.6.     The Financing Agreement is hereby amended by deleting the term “U.S. Revolving Credit Expiration Date” appearing in Section 1.1 of the Financing Agreement in its entirety and by substituting the following in lieu thereof:

““U.S. Revolving Credit Expiration Date” means December 31, 2009.”

2.7.     The Financing Agreement is hereby amended by deleting the first paragraph of Section 2.3.3 from the Financing Agreement in its entirety and by substituting the following in lieu thereof:

“As used in this Agreement, the term “Dutch Borrowing Base” means at any time, an amount equal to any Unused Availability, less (a) the Interest Rate/Currency Protection

Reserve for the Dutch Borrower, less (b) the amount of any U.S. Borrowing Base Deficiency which has not been paid, less (c) the amount of any reserve which the Lender in its reasonable and good faith discretion deems appropriate to cover any potential Dutch Borrowing Base Deficiency which the Lender determines, in its reasonable and good faith discretion based upon information previously provided by the Borrowers or obtained from the Lender’s auditors, may have occurred since the most recent Dutch Borrowing Base Report was provided by the Dutch Borrower.”

2.8.     The Financing Agreement is hereby amended by deleting the first sentence of Section 2.1.3 in its entirety and by substituting the following in lieu thereof:

“2.1.3  U.S. Borrowing Base

As used in this Agreement, the term “U.S. Borrowing Base” means at any time, an amount equal to the greater of

(a)                                                        the aggregate of (i) the sum of eighty-five percent (85%) of Eligible U.S. Receivables, plus (ii) seventy percent (70%) Eligible Foreign Receivables, plus (iii) thirty percent (30%) of the amount of Eligible Inventory, less the outstanding principal amount of the Dutch Term Loan, or

(b)                                                       the lesser of (i) One Million Dollars ($1,000,000.00), or (ii)  the aggregate of (i) the sum of eighty-five percent (85%) of Eligible U.S. Receivables, plus (ii) seventy percent (70%) Eligible Foreign Receivables, plus (iii) thirty percent (30%) of the amount of Eligible Inventory.

less (1) the Interest Rate/Currency Protection Reserve for the U.S. Borrower, less, (2) the amount of any Dutch Borrowing Base Deficiency which has not been paid, less (3) the amount of any reserve which the Lender in its reasonable and good faith discretion deems appropriate to cover any potential U.S. Borrowing Base Deficiency which the Lender determines, in its reasonable and good faith discretion based upon information previously provided by the Borrowers or obtained from the Lender’s auditors, may have occurred since the most recent U.S. Borrowing Base Report was provided by the U.S. Borrower.”

2.9.     The Financing Agreement is hereby amended by deleting section (n) from the definition of “Eligible Receivables” appearing in Section 1.1. of the Financing Agreement in its entirety and by substituting the following in lieu thereof:

“(n) the Account Debtor is not incorporated or primarily conducting business or otherwise located in any jurisdiction outside of the United States of America or Canada;”

2.10.  The Financing Agreement is hereby amended by deleting subsection 2.6.1 (b) in its entirety and by substituting the following in lieu thereof:

“(b)         The Applicable Margin for each of the Credit Facilities shall be as follows:

(i)        From June 25, 2008 to and including June 30, 2009 the Applicable Margin for the U.S. Revolving Loan shall be:

	Applicable Margin	Applicable Margin
Senior Debt Leverage Ratio	For LIBOR Loans	For Base Rate Loans
<l:1	1.75%	0%
<1.5:1 and >1:1	2.0%	0%
<2:1 and >1.5:1	2.25%	0.25%
> 2:1	2.75%	0.5%.

(ii)           From and including July 1, 2009, and thereafter the Applicable Margin for the U.S. Revolving Loan shall be 3.0%.

(iii)          From June 25, 2008 to and including June 30, 2009 the Applicable Margin for the Dutch Revolving Loan  shall be

Applicable Margin
Senior Debt Leverage Ratio	For LIBOR Loans
<1:1	1.75%
<1.5:1 and >1:1	2.0%
<2:1 and >1.5:1	2.25%
> 2:1	2.75%.

(iv)          From and including July 1, 2009, and thereafter the Applicable Margin for the Dutch Revolving Loan shall be 3.0%.

(v)           From June 25, 2008 to and including June 30, 2009 the Applicable Margin for the Dutch Term Loan shall be:

Applicable Margin
Senior Debt Leverage Ratio	For LIBOR Loans
<1:1	2.25%
<1.5:1 and >1:1	2.5%
<2:1 and >1.5:1	2.75%
> 2:1	3.25%.

(vi)          From and including July 1, 2009, and thereafter the Applicable Margin for the Dutch Term Loan shall be 3.0%.

2.11.  The Financing Agreement is hereby amended by deleting Section 6.1.14 in its entirety and by substituting the following in lieu thereof:

“6.1.14  Financial Covenants.

(a)   Fixed Charge Coverage Ratio.  From June 25, 2008, to and including March 31, 2009, the U.S. Borrower will maintain, on a consolidated basis and tested as of the last day of each of the U.S. Borrower’s fiscal quarters for the four (4) quarter period ending on that date, a Fixed Charge Coverage Ratio of not less than 1.15 to 1.0.

(b)   Fixed Charge Coverage Ratio.  From March 31, 2010 and thereafter, the U.S. Borrower will maintain, on a consolidated basis and tested as of the last day of each of the U.S. Borrower’s fiscal quarters for the four (4) quarter period ending on that date, a Fixed Charge Coverage Ratio of not less than 1.15 to 1.0.

(c)   Senior Debt Leverage Ratio.  The U.S. Borrower will maintain, on a consolidated basis and tested as of the last day of each of the U.S. Borrower’s fiscal quarters for the four (4) quarter period ending in that date, a Senior Debt Leverage Ratio of not greater than 2.5 to 1.0.

(d)   Minimum Funds Flow. The U.S. Borrower will maintain: (i) for the fiscal quarter ending June 30, 2009, the sum of its EBITDA plus Non Cash Stock Option/Restricted Stock Expense of not less than $100,000, (ii) for the fiscal quarter ending September 30, 2009, the sum of its EBITDA plus Non Cash Stock Option/Restricted Stock Expense of not less than $1,200,000, and (iii) for the fiscal quarter ending December 31, 2009, the sum of its EBITDA plus Non Cash Stock Option/Restricted Stock Expense of not less than $1,700,000.”

2.12.  The Financing Agreement is hereby amended by deleting the date “September 8, 2009, set forth in Section 6.1.28 in its entirety and by substituting the following in lieu thereof:

“December 31, 2009”

2.13.  The Financing Agreement is hereby amended by deleting the Attention, Facsimile: and E-mail notice information for Obligors set forth in Section 8.1 of the Financing Agreement in its entirety and by substituting the following in lieu thereof:

“Attention:  Steven Tamburo

Facsimile:  (240) 912-3382

E-mail:  stamburo@optelecom-nkf.com”

3.          Confirmation of Security Interest.  The Obligors hereby confirm that pursuant to the provisions of the Financing Agreement and the other Financing Documents, the Obligors have granted to the Lender a security interest and continuing lien, in and to the Collateral.

4.          Representations and Warranties.      The Obligors represent and warrant to the Lender that each and all of the representations and warranties of the Obligors in the Financing Agreement and the other Financing Documents are true and correct on the date hereof as if the same were made on the date hereof.  The Obligors further represent and warrant to the Lender that as of the date hereof, the Collateral is free and clear of all assignments, security interests, liens and other encumbrances of any kind and nature whatsoever except for those permitted under the provisions of the Financing Documents.

5.         Amendment Only.  This Amendment is only an agreement amending certain provisions of the Financing Agreement.  All of the provisions of the Financing Agreement are incorporated herein by reference and shall continue in full force and effect as amended by this Amendment.  The Obligors hereby ratify and confirm all of its obligations, liabilities and indebtedness under the provisions of the Financing Agreement as amended by this Amendment.  The Lender and the Obligors agree it is their intention that nothing herein shall be construed to extinguish, release or discharge or constitute, create or effect a novation of, or an agreement to extinguish, any of the obligations, indebtedness and liabilities of the Obligors or any other party under the provisions of the Financing Agreement or under any of the other Financing Documents, or any assignment or pledge to the Lender of, or any security interest or lien granted to the Lender in or on, any collateral and security for such obligations, indebtedness and liabilities.

6.          Applicable Law, Etc.  This Amendment shall be governed by the laws of the State of Maryland and shall be binding upon and inure to the benefit of the Lender and the Obligors and their respective successors and assigns.  This Amendment may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument.

(Signatures Appear on Following Page)

Signature Page for First Amendment to Amended and Restated

Financing and Security Agreement

WITNESS WHEREOF, each of the parties hereto have executed and delivered this Agreement under their respective seals as of the day and year first written above.

WITNESS OR ATTEST:	OPTELECOM-NKF, INC.

	By:			(Seal)
,
(Name)		(Name)	(Title)

WITNESS OR ATTEST:	OPTELECOM-NKF HOLDING, B.V.

	By:			(Seal)
,
(Name)		(Name)	(Title)

WITNESS OR ATTEST:	OPTELECOM-NKF, B.V.

	By:			(Seal)
,
(Name)		(Name)	(Title)

WITNESS OR ATTEST:	OPTELECOM-NKF S.L.

	By:			(Seal)
,
(Name)		(Name)	(Title)

WITNESS OR ATTEST:	OPTELECOM UK LIMITED

	By:			(Seal)

,
(Name)		(Name)	(Title)

WITNESS OR ATTEST:	OPTELECOM-NKF LIMITED

	By:			(Seal)

,
(Name)		(Name)	(Title)

WITNESS OR ATTEST:	MANUFACTURERS AND TRADERS TRUST COMPANY

	By:			(Seal)
J. Eric Goodwin, Vice President
(Name)